UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2022

LENSAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39473	32-0125724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2800 Discovery Drive,

Orlando, Florida 32826

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(888) 536-7271

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNSR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On March 1, 2022, LENSAR, Inc. (the “Company”) announced that the U.S. Food and Drug Administration has accepted the Company’s 510(k) submission for its next-generation ALLY™ Adaptive Cataract Treatment System for substantive review. The submission seeks marketing clearance for the ALLY Adaptive Cataract Treatment System and is the first stage of a planned, two step commercial release strategy. As part of this strategy, the Company plans to submit an additional 510(k) application seeking clearance for the phacoemulsification features within the integrated ALLY system later in 2022. The Company expects to launch ALLY in the second half of 2022, if cleared. The Company will discuss this significant milestone and its fourth quarter and full year 2021 results on a conference call scheduled for March 3, 2022 at 8:30 a.m. ET.

Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited, to statements regarding the further development and potential clearance of the ALLY Adaptive Cataract Treatment System. Forward-looking statements may be identified by words such as “anticipates,” “believe,” “continue,” “expect,” “intend,” “may,” “plan to,” “potential,” “projects,” “will,” and other similar words or expressions, or the negative of these words or similar words or expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, including, without limitation, the risks referred to under the section “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, as such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission (“SEC”), which filings are accessible on the SEC’s website at www.sec.gov and the Investors & Media page of the Company’s website at https://ir.lensar.com. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, the Company has no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENSAR, INC.

Date: March 1, 2022	By:	/s/ Nicholas T. Curtis
	Name:	Nicholas T. Curtis
	Title:	Chief Executive Officer